SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 29, 2004

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

     New York                          3812                     11-0707740
(State or Other           (Primary Standard Industrial      (I.R.S. Employer
 Jurisdiction of           Classification Code Number)       Identification No.)
 Incorporation
 or Organization)

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                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

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                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On April 29, 2004, EDO Corporation issued an earnings release announcing its financial results for the quarter ended March 27, 2004. A copy of this earnings release is attached hereto as Exhibit 99.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

            Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 29, 2004


                             EDO CORPORATION



                             By:        /s/ Frederic B. Bassett
                             ---------------------------------------
                                  Name:      Frederic B. Bassett
                                  Title:     Vice President-Finance, Treasurer
                                              and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit Number               Description of Exhibit

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99                           Earnings Press Release of EDO Corporation dated
                              April 29, 2004
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